New Residential Investment Corp. Investor Presentation February 23, 2015

Disclaimers IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” FORWARD-LOOKING STATEMENTS. Certain statements in this Presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the expected closing of the proposed acquisition by New Residential Investment Corp. (“New Residential”) of Home Loan Servicing Solutions, Ltd. (“HLSS”), the timing of the closing thereof, the expectation that the merger will be accretive to New Residential’s future earnings and drive long-term growth opportunities. These statements are based on the current expectations and beliefs of management of New Residential and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the control of New Residential or HLSS, such as the approval of HLSS shareholders and other customary regulatory approvals. New Residential cannot give any assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward- looking statements contained in this Presentation. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in each company’s Annual Report on Form 10-K, which will be available on each company’s website (www.newresi.com; www.HLSS.com). Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to, a variety of risks relating to the proposed merger, including in respect of the satisfaction of closing conditions to the merger; unanticipated difficulties in financing the purchase price; unanticipated expenditures relating to the merger; uncertainties as to the timing of the merger; litigation relating to the merger; the impact of the merger on each company’s relationships with employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the merger. In addition, new risks and uncertainties emerge from time to time, and it is not possible for New Residential or HLSS to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Presentation. New Residential and HLSS expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. ADDITIONAL INFORMATION ABOUT THE MERGER. A meeting of the shareholders of HLSS will be announced to obtain shareholder approval of the proposed transaction. HLSS intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of HLSS and will contain important information about the proposed transaction and related matters. HLSS' SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HLSS, NEW RESIDENTIAL AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by HLSS with the SEC at the SEC’s website at www.sec.gov, at HLSS' website at www.HLSS.com or by sending a written request to HLSS at Home Loan Servicing Solutions, Ltd. c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands, Attention: Secretary. Participants in the Solicitation. HLSS, New Residential and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the shareholders of HLSS in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of HLSS’ shareholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding HLSS’s directors and officers is included in the 2013 Form 10-K/A and the proxy statement for HLSS’s 2014 Annual Meeting of Shareholders filed with the SEC on April 17, 2014. Additional information regarding New Residential’s directors and officers is included in the 2013 Form 10-K and the proxy statement for New Residential’s 2014 Annual Meeting of Shareholders filed with the SEC on April 17, 2014. NO OFFER; NO RELIANCE. This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security and may not be relied upon in connection with the purchase or sale of any security. Any such offer would only be made by means of formal documents, the terms of which would govern in all respects. You should not rely on this presentation as the basis upon which to make any investment decision. 1

Executive Summary 2 New Residential (NYSE: NRZ) to acquire Home Loan Servicing Solutions (NASDAQ: HLSS) in a $1.3 billion all-cash transaction  NRZ to acquire HLSS for $18.25 per share, or $1.3 billion in total(1)  9% premium to HLSS’ closing price of $16.76 on February 20, 2015  Expect to close in the second quarter of 2015 after obtaining HLSS shareholder and customary regulatory approvals  Key Strategic Rationale:  Expand Servicer Partnerships – Strengthen NRZ’s platform by diversifying relationships with leading U.S. non-bank servicers  Grow Servicing Asset Portfolio – Add approximately $165 billion UPB of mortgage servicing rights (“MSRs”)  Create Shareholder Value – Expect acquisition to be accretive to future earnings and drive long-term growth opportunities 1) Under the definitive merger agreement, New Residential will acquire all 71 million HLSS shares outstanding, at $18.25 per share. Acquisition Will Significantly Add to NRZ’s Book of Servicing Assets & Expand Relationships with Leading Servicers

Combined Mortgage Related Asset Portfolio as of Q3 2014 HLSS & Combined Portfolio  HLSS portfolio primarily consists of high-quality mortgage servicing assets and loans  $6.7 billion Servicing Related Investments  $490 million of FHA-insured Early Buyout (EBO) loans and $342 million Re-performing loans (RPLs)  NRZ will have servicing related investments corresponding to $400+ billion of combined servicing UPB ($ in million) Assets (1) Assets (1) Combined Assets Servicing Related Investments $3,966mm $6,719mm $10,685mm Residential Loans and Non-Agency Securities $1,416mm $832mm $2,248mm Combined Mortgage Related Asset Mix Servicing Related (68%) Residential Loans & Securities (26%) 1) Amounts represent historical asset values (inclusive of asset values attributable to non-controlling interest) as reported in the respective company’s Q3 2014 Form 10-Q. 3 Servicing Related (83%) Residential Loans & Securities (17%)

Acquisition Highlights Purchase Price & Structure :  NRZ to acquire 100% of HLSS’ outstanding shares for $18.25 per share in all-cash transaction  9% premium to HLSS’ closing price of $16.76 on February 20, 2015  Total equity value of $1.3 billion Purchased Assets:  $6.7 billion Servicing Related Investments - ~$165 billion of Non-Agency Servicing UPB - High credit quality, top-of-the-waterfall advances Accretion / Financial Impact:  Expect acquisition to be accretive to NRZ’s earnings Anticipated Closing:  Closing expected in second quarter of 2015  Subject to HLSS shareholder approval and customary closing conditions 4

Compelling Strategic Opportunity 5 Reinforces New Residential’s status as the industry’s leading owner of mortgage servicing assets Diversify Servicer Partnerships  Expands servicing partnerships to include both Nationstar Mortgage and Ocwen Financial, the two largest non-bank servicers in the U.S. 1 Grow Servicing Asset Portfolio  Adds ~$165 UPB of MSRs – Approximately doubling the size of servicing assets near lows of rates cycle  Unique combination of two industry leaders with complementary assets and industry expertise 2 Drive Strong Returns & Create Shareholder Value  Beneficial to long-term earnings growth and core investment strategies  Expect acquisition to be accretive to earnings 3